                                   [LOGO] BNY

                                 ANNUAL REPORT

                               DECEMBER 31, 2001

                             [LOGO] Hamilton Funds

                         INVEST WITH A TRUSTED LEADER


   BNY HAMILTON LARGE CAP GROWTH CRT FUND

   BNY HAMILTON SMALL CAP GROWTH CRT FUND

   BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

[LOGO] Hamilton Funds

INVEST WITH A TRUSTED LEADER

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton CRT Funds for the year ended December 31, 2001. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year, and the strategies they are pursuing to achieve the Funds' investment objectives in 2002. We encourage you to read this report carefully and retain it for your records.

At the outset of 2001, the markets' tone was one of concern and caution, as the pace of economic activity slowed quite suddenly, and the outlook for corporate earnings dimmed. This downbeat atmosphere pressured stock valuations in the first quarter, though swift action from the Federal Reserve to reduce interest rates helped to boost confidence, allowing equities to rebound somewhat in the spring. As the summer wore on, however, hopes of recovery were not realized, and an air of pessimism again prevailed. Investors gravitated towards safer havens, such as fixed-income securities and value-oriented stocks, shunning investments that depended on future growth. The tragic events of September 11 only exacerbated investors' concerns about the prospects for the U.S. economy and, in the days immediately following the markets' reopening, stock valuations plummeted.

After bottoming in late September, however, investor confidence and stock valuations began to rebound, buoyed not only by the success of military efforts in Afghanistan and the lack of further terrorist incidents, but also by glimmers of hope with regard to the economy. This reawakening of optimism continued through the fourth quarter and, as investors began to anticipate an economic recovery, they became more willing to move out of their highly defensive postures. This allowed growth stocks -- and technology stocks in particular -- to regain some of the significant ground they had lost earlier in the year. Although significant questions remain unanswered, by year-end a consensus was emerging that economic growth should begin to reaccelerate around mid-2002.

For 2001, the S&P 500(R)/ Index of large-capitalization U.S. stocks returned
- 11.88%, with steep declines in the first and third quarters outweighing advances in the second and fourth. As the outlook for corporate earnings deteriorated, and consumer confidence sank during the year, investors adopted a defensive posture, focusing on shorter-term security rather than longer-term growth potential. As a result, growth stocks underperformed their value-oriented brethren for most of the year. This trend shifted in the fourth quarter, however, as the economy began to show signs of recovery -- and as no new major terrorist threats emerged in the wake of September 11. Most of the industry sectors represented in the S&P 500(R) Index posted losses for the year overall, with information technology and utilities suffering the most. The two sectors posting the strongest returns, consumer discretionary and materials, were able to record modest gains for the year. /

Small capitalization stocks significantly outperformed large capitalization stocks for the year. In contrast with the S&P 500(R) Index's double-digit loss, the Russell 2000 Index of small companies posted a gain of 2.49%. These smaller-company stocks also displayed the same trend of value-oriented issues outperforming growth stocks, with the Russell 2000 Growth Index posting a loss of 9.23% while the Russell 2000 Value Index recorded a gain of 14.02%.

International markets faced much the same situation as that in the U.S., with slowing economic growth and declining corporate earnings weighing heavily on stock prices. Virtually all major economies in Europe and Asia showed significant signs of slowing growth. In response to these troublesome conditions, virtually all global equity markets fell in value over the year. Reflecting international economic concerns, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned -21.21% for the year. Central banks worldwide sought to shore up sagging economies by cutting interest rates, though the European Central Bank proceeded at a slower pace than most of its counterparts, and Japan had essentially no room to move rates lower. As in the U.S., the fourth quarter saw many markets begin to rebound as investor confidence improved, at least tentatively. The U.S. dollar exhibited strength against the Japanese yen, British pound, and euro for most of 2001, though the values of the pound and euro showed signs of improvement late in the year. In another parallel with the U.S., international value stocks outperformed growth equities for most of the year, with growth stocks bouncing back in the fourth quarter.

The dominant factor in the fixed-income markets for the year was the Federal Reserve's aggressive series of interest rate cuts. The first of these efforts to help shore up the economy came at the very start of the year and by the time the year was finished there had been eleven cuts totaling 4.75 percentage points. The federal funds target rate, which began the year at 6.50%, ended 2001 at 1.75%, its lowest level in 40 years. These deep cuts had a pronounced effect on short-term interest rates, but had less impact on intermediate and longer yields with the result that the yield curve became quite steep. This was a notable turnaround from 2000, during which the yield curve had actually been inverted -- that is, short-term yields were higher than longer-term ones.

After a turbulent 2001, the economy appears to be poised for a recovery. After a year of massive monetary stimulus from the Federal Reserve, plus fiscal stimulus from Congress and the President, the outlook for corporate earnings is beginning to brighten. Such efforts typically take up to a year or more to begin having impact -- and indeed it appears in this case they have needed that much time to begin to work. Companies have made progress in cutting inventory levels, and capital spending, which has been an area of particular weakness, appears poised to reaccelerate later this year. Low energy prices and a benign rate of inflation constitute two more factors supporting an economic recovery in coming months. Although there are still some concerns about unemployment, the situation showed signs of stabilization late in the year. Consumer confidence proved resilient, and expectations for holiday spending, while modest, were met.

Even after the stock market's fourth-quarter resurgence, ample investor resources remain on the sidelines, parked in money-market accounts and other safe instruments. As the recovery proceeds and the outlook for corporate earnings becomes clearer, it is reasonable to assume that at least some of this money will come back into the equity markets. The current environment can present many opportunities for long-term investors.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
  /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5

BNY Hamilton Large Cap Growth CRT Fund
  Schedule of Investments.............      12
  Statement of Assets and Liabilities.      14
  Statement of Operations.............      14
  Statements of Changes in Net Assets.      15
  Financial Highlights................      16

BNY Hamilton Small Cap Growth CRT Fund
  Schedule of Investments.............      17
  Statement of Assets and Liabilities.      21
  Statement of Operations.............      21
  Statements of Changes in Net Assets.      22
  Financial Highlights................      23

BNY Hamilton International Equity CRT Fund
  Schedule of Investments.............   24
  Industry Diversification............   28
  Statement of Assets and Liabilities.   29
  Statement of Operations.............   29
  Statements of Changes in Net Assets.   30
  Financial Highlights................   31

Notes to Financial Statements.........   32

Report of Ernst & Young LLP,
 Independent Auditors.................   38

Directors and Officers................   39

BNY Hamilton Large Cap Growth CRT Fund

An Interview with Co-Portfolio Managers, Charles Goodfellow, Vice President, and DeAnne Steele, Assistant Vice President

Q. What factors influenced the investment environment for large-cap stocks during 2001?
A. During 2001, the U.S. equity markets experienced what will be remembered as one of the most turbulent years in history. According to the National Bureau of Economic Research, the U.S. entered into a recession in March 2001, the result of an abrupt halt in capital spending related to the previous year's interest-rate hikes.

   In an effort to avert recession or at least lessen its severity, the Federal Reserve moved to ease monetary policy during the year, aggressively lowering short-term interest rates eleven times in 2001. While it seemed as though the recession might be mild, the markets suffered further setbacks in the aftermath of the tragic events of September 11, prolonging the downturn beyond our previous expectations. Although the final 2001 numbers are not in yet, it appears that the year's decline in corporate earnings will be one of the worst on record.

   The markets managed an impressive comeback in the fourth quarter of 2001, as improving economic conditions began to boost investor confidence. However, the rally was not enough to wipe out the losses suffered through most of the year. All in all, 2001 was one of the most challenging years ever for growth investors.

Q. Given this context, how did the Fund perform during the year?
A. The Fund returned -24.38% for Institutional Class Shares/1/ for the twelve-month period ended December 31, 2001. For the same period, the S&P 500(R) Index/2/ returned -11.88%.

Q. What factors contributed to the Fund's performance?
A. As recession concerns grew and corporate profits fell dramatically, the more defensive value investment style gained favor, significantly outperforming the growth style of investing we follow in managing this Fund. The Fund had full exposure to information technology and newer telecommunication companies. Both of these sectors significantly underperformed the broader market, and holdings such as Cisco, EMC, and Corning performed very poorly as their earnings fell dramatically. The weakness in these sectors overpowered returns from our holdings in better-performing areas such as materials, industrials, and selected health care stocks.

Q. Which of the Fund's holdings were the best performers? /3/
A. Six of our top ten holdings outperformed the S&P 500(R) Index for the year:
   Microsoft, Johnson & Johnson, Intel, Procter & Gamble, Citigroup, and Exxon Mobil. These companies offered strong fundamental qualities that gave them resilience despite the year's difficulties.

Q. What changes, if any did you make to the Fund's composition this year?
A. As we anticipated an economic recovery, we shifted assets to sectors that would be likely to benefit, such as consumer cyclicals (Home Depot, Costco, Omnicom), industrials (United Parcel Service, General Electric, Automatic Data Processing), and materials (DuPont). We reduced holdings in the pharmaceutical sector to take profits.

Q. What is your strategic outlook for the year ahead?
A. We expect an economic recovery to begin mid-year, spurred by the massive monetary stimulus the Federal Reserve has provided through its interest cuts, the fiscal stimulus the President and Congress have offered, and low prices for the energy a resurgent economy will need. We also anticipate that corporate earnings should rebound from the low levels they hit in 2001. In our assessment, all of these factors should lead to further improvement in equity prices, and we have positioned the Fund in accordance with our reasonably positive outlook.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................   -24.38%       -24.38%
             Since Inception (1/03/00)   -23.72%       -12.68%

                                    [CHART]

        Large Cap Growth CRT    S&P 500(R) Index
        --------------------    ----------------
1/3/2000      10,000                 10,000
3/31/2000     11,453                 10,224
6/30/2000     11,655                  9,972
9/30/2000     11,533                  9,875
12/31/2000    10,087                  9,102
3/31/2001      8,031                  8,023
6/30/2001      8,314                  8,492
9/30/2001      6,973                  7,245
12/31/2001     7,628                  8,020


1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalizatrion stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Small Cap Growth CRT Fund*

An Interview with John Lui, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for small-cap stocks during 2001?
A. 2001 was a difficult year for the markets due to both the economic slowdown and the tragic events of September 11. A slowing economy took its toll on corporate earnings and on projections for future profitability. As investors received this news, stock valuations fell--a situation that was exacerbated by the terrorist attacks. Major market indices dropped to new lows in the events' immediate aftermath, but in the fourth quarter, corporate fundamentals began to stabilize. Investors responded by jumping back into the equity markets and bidding up stock prices.

   The Federal Reserve acted decisively to stave off the economic slowdown by cutting short-term interest rates eleven times throughout the year. Although these actions did help to offset some of the negative sentiment surrounding the economy, their impact has not yet been fully felt throughout the economy (that can often take a year or more).

   Continuing a two-year trend, small cap stocks, as measured by the Russell 2000 Index, outperformed the larger-sized stocks of the S&P 500(R) Index. However, within both the small- and the large-cap sectors, investors concerned about the stalling economy preferred more defensive value stocks for most of the year, though growth regained favor during the fourth quarter. In a generally challenging environment for small-growth stocks, we continued to emphasize diversification in our portfolio of small companies, and to seek out opportunities where long-term growth rates appear to have been underestimated.

Q. Given this context, how did the Fund perform for the year?
A. For the year ended December 31, 2001, the Fund returned -9.95% for Institutional Class Shares/1/, versus a 2.49% return for the Russell 2000 Index/2/ over the same period.

Q. What factors accounted for the Fund's performance in 2001?
A. The Fund's emphasis on growth-oriented stocks hurt its performance relative to the Russell 2000 Index, which includes a significant weighting in value-oriented stocks. Growth stocks tend to underperform value stocks during periods of economic uncertainty, when many investors adopt a more cautious, short-term approach. Our investment process, however, is centered on careful, bottom-up stock selection that is designed to help us identify attractive longer-term investment opportunities.

Q. What is your strategic outlook for 2002?
A. We believe that 2001 was a transitional year, with the Federal Reserve's aggressive easing of monetary policy and Congress' fiscal stimulus package laying the groundwork for what should become a moderate economic recovery in the months ahead. Our investment philosophy remains consistent: to seek out those stocks that appear likely to offer superior relative earnings strength. In the current economic environment, we believe that companies in the consumer, health care, financial, and energy sectors best fit this criteria. Consumer stocks should be poised to benefit early on in the economic recovery, while many stocks related to health care tend to hold relatively steady even in less-certain times. Financial stocks are positioned to benefit from low interest rates, while a recovering economy and increasing demand should buoy energy stocks.

   In addition, we are closely monitoring the information technology sector to look for signs of stabilization. Before we become more aggressive in this group, we will need to be able to identify specific catalysts or new products that may emerge to drive a recovery.

   We will continue to emphasize companies that dominate their market niche, as we believe such companies can offer visible, sustainable growth while also moderating risk. We also intend to maintain the Fund's broad diversification, which allows us to pursue a variety of opportunities while not tying our fortunes too closely to any single sector of the economy.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................    -9.95%        -9.95%
             Since Inception (1/03/00)    -1.38%        -0.69%

                                    [CHART]

        Small Cap Growth CRT    Russell 2000 Index
        --------------------    ------------------
1/3/2000       10,000                 10,000
3/31/2000      12,440                 10,708
6/30/2000      12,110                 10,303
9/30/2000      12,860                 10,417
12/31/2000     10,953                  9,697
3/31/2001       9,408                  9,067
6/30/2001      10,610                 10,361
9/30/2001       8,580                  8,207
12/31/2001      9,863                  9,937


* Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.96% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton International Equity CRT Fund*

An Interview with Isabelle le Guay, Senior International Equity Portfolio
Manager

Q. What factors influenced the investment environment for international stocks during 2001?
A. Conditions in global equity markets presented challenges for investors throughout 2001, exacerbated by the tragic events of September 11. Since the year began, the international equity markets have been bracing for a tough investment environment in the face of slowing economic and earnings growth. The weakness apparent in the U.S. at the beginning of the year soon spread overseas, with virtually all major economies in Europe showing signs of a significant slowdown in growth. The story was much the same in Asia. By May, it was clear that the U.S. and the rest of the world were in danger of tipping into recession.

   Stocks reacted by falling nearly across the board. Virtually all major European markets finished the year with sharp losses, while Japan's Nikkei 225 Index traded at or near lows not seen in 17 years. In an effort to revive flagging growth, central banks worldwide moved to reduce interest rates throughout 2001. Unlike its counterparts, the European Central Bank until recently took a much slower approach to interest-rate cuts, compounding the European markets' disappointment.

   The deep value-oriented investment style, favored for much of 2000, extended into 2001 before the events of September 11 triggered sharply higher market volatility. Growth stocks began to perform better late in the year as investors began to anticipate economic improvement in 2002. The year ended with many markets on an upward trend, although Japan was a notable exception.

Q. Given this context, how did the Fund perform?
A. The BNY Hamilton International Equity Fund returned -24.04% for Institutional Class Shares/1/ for the twelve-month period ended December 31, 2001. For the same period, the MSCI EAFE Index/2/ returned -21.21%.

Q. What accounted for the Fund's performance during the period?
A. The Fund's overall underperformance was mostly attributable to our stock selection in Europe. Our region/country allocation had a very minimal negative effect on returns, while our global sector and industry allocations had a positive effect on the Fund's relative performance.

   The Fund's Japanese holdings performed in line with the benchmark during the year, with our moderate outperformance during the second half of the year counterbalancing underperformance during the first half of the year. These contrasting movements reflect our disciplined investment stance. We strive to keep our distance from speculative movements on low-priced stocks, which some investors aggressively purchased during the first six months of the year.

Q. How did the Fund's composition change during 2001? /3/
A. Throughout the year, we made some significant changes in the Fund's asset allocation. During the first quarter, in view of what appeared to be improving prospects for the European economy relative to the slowing U.S., we increased our holdings in Europe from an underweighted to a neutral position. At the same time, we became concerned about the prospects for economic recovery in Japan, recognizing that the monetary authorities had little flexibility to provide additional stimulus. These factors, combined with a deteriorating political context in the country, led us to reduce the previously overweighted position to an underweighting in Japan by the middle of the second quarter.

   We adopted a more defensive approach throughout the summer, bringing our sector weightings more closely in line with those of the benchmark. In particular, we trimmed our exposure to the volatile technology, media, and telecommunications stocks. We followed a similarly defensive tack with respect to the Fund's major regional exposures, bringing them closer to benchmark levels. Throughout the fourth quarter, we progressively moved away from this defensive stance, as we gained greater confidence in the resilience of the economic recovery that is widely anticipated to affect Europe around the middle of 2002. We have rebuilt an overweighting in Europe, largely by underweighting Japan.

Q. What is your outlook for the year ahead?
A. A number of factors inspire optimism after a difficult year. The European Central Bank, the Bank of England, and many other central banks worldwide have reduced short-term interest rates to encourage borrowing by consumers and businesses, helping to stimulate economic growth. After posting severe declines in September, global markets bounced back in the fourth quarter. Over the longer term, we believe the case for international investing remains compelling, and are encouraged by such positive structural changes as tax and pension reform in Europe.

   From a regional perspective, our strategy will likely include a progressive increase of our overweighted position in Europe, and a continued trimming of our already underweighted position in Japan. Although we believe that the new government of Prime Minister Koizumi may eventually institute structural reforms, in the near term such efforts will likely push Japan further into recession. At the same time, we will maintain a small overweight in the Pacific ex-Japan.

   In terms of the Fund's investment style, we believe the environment now argues for the outperformance of growth stocks relative to the value segment of the market for the next year. Such a trend has been already signaled by the markets' performance in October and November. This shift could benefit the Fund's performance on an absolute and relative basis.

                                          Institutional Shares
                                       --------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................    -24.04%       -24.04%
             Since Inception (1/03/00)    -37.56%       -21.01%

                                    [CHART]

             International Equity CRT        MSCI EAFE Index
             ------------------------        ---------------
1/3/2000              10,000                     10,000
3/31/2000             10,280                      9,995
6/30/2000              9,510                      9,605
9/30/2000              8,650                      8,836
12/31/2000             8,220                      8,604
3/31/2001              7,010                      7,436
6/30/2001              6,930                      7,372
9/30/2001              5,950                      6,344
12/31/2001             6,224                      6,787


*  International investing involves increased risk and volatility.
1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.22% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

         BNY Hamilton Large Cap Growth CRT Fund

         Schedule of Investments

         December 31, 2001

Number of
 shares                                  Value
---------                              ----------
          Common Stocks--94.1%
          Advertising and Marketing Services--1.8%
  3,450   Omnicom Group, Inc......... $  308,257
                                       ----------
          Banking and Finance--3.8%
 13,100   Washington Mutual, Inc.....    428,370
  5,675   Wells Fargo & Co...........    246,579
                                       ----------
                                         674,949
                                       ----------
          Beverages, Food and Tobacco--1.2%
  4,525   The Coca-Cola Co...........    213,354
                                       ----------
          Biosciences--1.6%
  4,875   Amgen, Inc.*...............    275,145
                                       ----------
          Building and Building Products--2.4%
  8,225   The Home Depot, Inc........    419,557
                                       ----------
          Chemicals--2.0%
  8,200   duPont (E.I.) de Nemours
          & Co.......................    348,582
                                       ----------
          Communications Equipment and
          Systems--2.3%
 16,675   Nokia Corp. ADR............    409,038
                                       ----------
          Communications, Media and
          Entertainment--4.1%
 15,025   AOL Time Warner, Inc.*.....    482,302
  6,400   Comcast Corp.*.............    230,400
                                       ----------
                                         712,702
                                       ----------
          Computers--Software and
          Peripherals--6.1%
 20,725   Cisco Systems, Inc.*.......    375,330
 11,100   EMC Corp.*.................    149,184
  8,225   Microsoft Corp.*...........    544,906
                                       ----------
                                       1,069,420
                                       ----------

Number of
 shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Conglomerates--3.4%
 15,000   General Electric Co........ $  601,200
                                      ----------
          Containers and Packaging--1.4%
  5,925   Sealed Air Corp.*..........    241,858
                                      ----------
          Data Processing Systems--1.9%
  5,775   Automatic Data Processing,
          Inc........................    340,147
                                      ----------
          Electronic Equipment and
          Components--6.0%
  6,725   Agilent Technologies, Inc.*    191,730
  7,700   Applied Materials, Inc.*...    308,770
 17,650   Intel Corp.................    555,093
                                      ----------
                                       1,055,593
                                      ----------
          Financial Services--9.3%
 14,183   Citigroup, Inc.............    715,958
  5,625   Fannie Mae.................    447,188
  8,450   Morgan Stanley Dean Witter
          & Co.......................    472,693
                                      ----------
                                       1,635,839
                                      ----------
          Health Care Products and
          Services--6.0%
  9,050   Johnson & Johnson..........    534,855
 10,000   Medtronic, Inc.............    512,100
                                      ----------
                                       1,046,955
                                      ----------
          Household and Personal Care
          Products--6.2%
  9,050   Colgate-Palmolive Co.......    522,638
  7,125   The Procter & Gamble Co....    563,801
                                      ----------
                                       1,086,439
                                      ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         December 31, 2001


Number of
 Shares                                  Value
---------                              ----------
          Common stocks (Continued)
          Insurance--3.9%
  8,550   American International
          Group, Inc.................. $  678,870
                                       ----------
          Oil and Gas--8.6%
  8,975   BP PLC ADR..................    417,427
 15,750   Exxon Mobil Corp............    618,975
  8,500   Schlumberger Ltd............    467,075
                                       ----------
                                        1,503,477
                                       ----------
          Pharmaceuticals--8.4%
  7,625   Bristol-Myers Squibb Co.....    388,875
  3,800   Genentech, Inc.*............    206,150
  5,650   Merck & Co., Inc............    332,220
 13,625   Pfizer, Inc.................    542,956
                                       ----------
                                        1,470,201
                                       ----------
          Real Estate Investment Trusts--1.3%
  9,300   Duke Realty Corp............    226,269
                                       ----------
          Resorts and Entertainment--1.8%
 14,975   The Walt Disney Co..........    310,282
                                       ----------
          Retail--Discount Stores--2.5%
 10,000   Costco Wholesale Corp.*.....    443,800
                                       ----------
          Telecommunications--3.8%
  4,500   Amdocs Ltd.*................    152,865
 17,275   Corning, Inc.*..............    154,093
  4,900   Qwest Communications
          International, Inc..........     69,237
  3,700   Verizon Communications, Inc.    175,602
    300   WorldCom, Inc.--
          MCI Group...................      3,810
  7,500   WorldCom, Inc.--
          WorldCom Group*.............    105,600
                                       ----------
                                          661,207
                                       ----------

Number of
 Shares                                   Value
---------                              -----------
          Common stocks (Continued)
          Transportation--1.8%
   5,650  United Parcel Service, Inc.. $   307,925
                                       -----------
          Utilities--Gas and Electric--2.5%
  11,000  Duke Energy Corp............     431,860
                                       -----------
          Total Common Stocks
          (Cost $19,070,312)..........  16,472,926
                                       -----------
          Money Market Fund--6.2%
 293,719  ACM Institutional Reserves
          (Government Portfolio),
          1.76% (a)...................     293,719
 801,097  ACM Institutional Reserves
          (Prime Portfolio), 1.82% (a)     801,097
                                       -----------
          Total Money Market Fund
          (Cost $1,094,816)...........   1,094,816
                                       -----------
          Total Investments
          (Cost $20,165,128) (b)--
          100.3%......................  17,567,742
          Liabilities in excess of
          other assets--(0.3%)........     (53,874)
                                       -----------
          Net Assets--100.0%.......... $17,513,868
                                       -----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2001.
(b)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized depreciation was $2,678,310 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $657,983 and aggregate gross unrealized depreciation of $3,336,293.

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statement of Assets and Liabilities

         December 31, 2001

           Assets:
             Investments at market value,
              (Cost $20,165,128)...................... $ 17,567,742
             Cash.....................................          696
             Receivables:
              Dividends...............................        7,958
              Interest................................        2,056
             Other assets.............................        6,572
                                                       ------------
              Total Assets............................   17,585,024
                                                       ------------
           Liabilities:
             Payables:
              Services provided by The Bank of New
               York and Administrator.................       21,740
              Capital stock repurchased...............          152
             Accrued expenses and other liabilities...       49,264
                                                       ------------
              Total Liabilities.......................       71,156
                                                       ------------
           Net Assets:................................ $ 17,513,868
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $      2,322
             Capital surplus..........................   22,957,493
             Undistributed net investment income......        1,651
             Accumulated net realized loss on
              investments.............................   (2,850,212)
             Net unrealized depreciation on
              investments.............................   (2,597,386)
                                                       ------------
           Net Assets................................. $ 17,513,868
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 17,513,868
                                                       ------------
             Shares outstanding.......................    2,321,538
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.54
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

      Statement of Operations

For the year ended December 31, 2001

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $1,823)................................. $   167,862
            Interest....................................      57,941
                                                         -----------
             Total Income...............................     225,803
                                                         -----------
          Expenses:
            Advisory....................................      98,429
            Accounting services.........................      64,881
            Reports to shareholders.....................      61,137
            Administration..............................      32,810
            Audit.......................................      32,693
            Registration and filings....................      17,114
            Transfer agent..............................      14,379
            Directors...................................      13,765
            Custodian...................................      10,694
            Other.......................................       1,279
                                                         -----------
             Total Expenses.............................     347,181
            Fees waived by The Bank of New York
             (Note 3)...................................    (214,831)
            Earnings credit adjustment (Note 3).........      (1,056)
                                                         -----------
             Net Expenses...............................     131,294
                                                         -----------
             Net Investment Income......................      94,509
                                                         -----------
          Realized and Unrealized Loss on
           Investments:
            Net realized loss on investments............  (2,852,387)
            Increase in unrealized depreciation on
             investments during the year................  (2,023,349)
                                                         -----------
            Net realized and unrealized loss on
             investments................................  (4,875,736)
                                                         -----------
            Net decrease in net assets resulting from
             operations................................. $(4,781,227)
                                                         -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statements of Changes in Net Assets


                                                                                                 For the period
                                                                                                January 3, 2000*
                                                                                 Year Ended          through
                                                                              December 31, 2001 December 31, 2000
                                                                              ----------------- -----------------
Operations:
  Net investment income......................................................    $    94,509       $    58,507
  Net realized gain (loss) on investments....................................     (2,852,387)           16,220
  Increase in unrealized depreciation on investments during the period.......     (2,023,349)         (574,037)
                                                                                 -----------       -----------
   Net decrease in net assets resulting from operations......................     (4,781,227)         (499,310)
                                                                                 -----------       -----------
Dividends and Distributions to Shareholders:
  Dividends from net investment income.......................................        (90,372)          (57,199)
  Distributions from capital gains...........................................             --           (16,214)
                                                                                 -----------       -----------
                                                                                     (90,372)          (73,413)
                                                                                 -----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold...........................................      8,759,822        16,096,101
  Proceeds from shares issued on reinvestment of dividends and distributions.          4,732            20,275
  Value of capital stock repurchased.........................................     (1,298,858)         (623,882)
                                                                                 -----------       -----------
   Net increase in net assets resulting from capital stock transactions......      7,465,696        15,492,494
                                                                                 -----------       -----------
     Increase in Net Assets..................................................      2,594,097        14,919,771
Net Assets:
  Beginning of period........................................................     14,919,771                --
                                                                                 -----------       -----------
  End of year (includes undistributed net investment income of $1,651 at
   December 31, 2001 and $1,036 at December 31, 2000)........................    $17,513,868       $14,919,771
                                                                                 -----------       -----------
Changes In Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................      1,005,052         1,542,570
  Shares issued on reinvestment of dividends and distributions:
   Institutional Shares......................................................            628             1,918
  Shares repurchased: Institutional Shares...................................       (171,808)          (56,822)
                                                                                 -----------       -----------
   Net increase..............................................................        833,872         1,487,666
  Shares outstanding, beginning of period....................................      1,487,666                --
                                                                                 -----------       -----------
  Shares outstanding, end of year............................................      2,321,538         1,487,666
                                                                                 -----------       -----------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Financial Highlights

                                                                              For the period
                                                                             January 3, 2000*
                                                              Year Ended          through
                                                           December 31, 2001 December 31, 2000
                                                           ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period....................      $ 10.03           $ 10.00
                                                                -------           -------
Gain (loss) from investment operations
Net investment income.....................................         0.05              0.06
Net realized and unrealized gain (loss) on investments....        (2.50)             0.03
                                                                -------           -------
 Total from investment operations.........................        (2.45)             0.09
                                                                -------           -------
Dividends and Distributions
Dividends from net investment income......................        (0.04)            (0.05)
Distributions from capital gains..........................           --             (0.01)
                                                                -------           -------
 Total dividends and distributions........................        (0.04)            (0.06)
                                                                -------           -------
Net asset value at end of year............................      $  7.54           $ 10.03
                                                                -------           -------
TOTAL RETURN:.............................................       (24.38)%            0.87%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).................      $17,514           $14,920
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York........         0.80%             0.80%***
 Expenses, prior to waiver from The Bank of New York......         2.11%             1.76%***
 Net investment income, net of waiver from The Bank of New
   York...................................................         0.58%             0.52%***
Portfolio turnover rate...................................           16%                5%

*  Commencment of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Schedule of Investments

         December 31, 2001

 Number
of Shares                                Value
---------                              ----------
          Common Stocks--95.5%
          Bank Holding Companies--12.4%
 10,000   Banknorth Group, Inc........ $  225,200
  5,000   Commerce Bancorp, Inc.......    196,700
    700   Doral Financial Corp........     21,847
  2,250   First Sentinel Bancorp, Inc.     28,170
  2,500   Golden State Bancorp, Inc...     65,375
  2,000   Greater Bay Bancorp.........     57,160
  1,400   Hudson United Bancorp.......     40,180
  3,100   New York Community
          Bancorp, Inc................     70,897
    935   Southern Financial Bancorp,
          Inc.........................     24,749
  8,400   UCBH Holdings, Inc..........    238,896
  1,900   Wilmington Trust Corp.......    120,289
                                       ----------
                                        1,089,463
                                       ----------
          Chemicals--0.7%
  2,200   H.B. Fuller Co..............     63,294
                                       ----------
          Coal--1.2%
  4,700   Arch Coal, Inc..............    106,690
                                       ----------
          Communications, Media and
          Entertainment--1.6%
  2,800   Scholastic Corp.*...........    140,924
                                       ----------
          Computers--Software and
          Peripherals--4.5%
  2,250   Activision, Inc.*...........     58,522
  4,100   Concurrent Computer
          Corp.*......................     60,885
  2,800   Diebold, Inc................    113,232
  2,900   Informatica Corp.*..........     42,079
  1,700   Openwave Systems, Inc.*.....     16,643
  5,000   Quovadx, Inc.*..............     45,750

 Number
of Shares                               Value
---------                             ----------
          Common Stocks (Continued)
  1,200   Research In Motion Ltd.*... $   28,464
    950   SeaChange International,
          Inc.*......................     32,414
                                      ----------
                                         397,989
                                      ----------
          Consumer Goods and Services--3.2%
  4,800   Rayovac Corp.*.............     84,480
  4,200   The Scotts Co.*............    199,920
                                      ----------
                                         284,400
                                      ----------
          Distribution and Wholesale--0.8%
  5,300   Bell Microproducts, Inc.*..     66,886
                                      ----------
          Education--4.8%
    850   Apollo Group, Inc.*........     38,259
  2,800   Career Education Corp.*....     95,984
  5,000   DeVry, Inc.*...............    142,250
  3,900   ITT Educational Services,
          Inc.*......................    143,793
                                      ----------
                                         420,286
                                      ----------
          Electronic Equipment and
          Components--10.4%
  4,300   Alpha Industries, Inc.*....     93,740
  3,900   Asyst Technologies, Inc.*..     49,764
  3,741   Avnet, Inc.................     95,283
  4,000   Axcelis Technologies, Inc.*     51,560
  3,400   Cable Design Technologies
          Corp.*.....................     46,512
  4,100   Fairchild Semiconductor
          Corp.*.....................    115,620
  2,500   Jabil Circuit, Inc.*.......     56,800
  1,700   Lattice Semiconductor
          Corp.*.....................     34,969
  4,525   Microchip Technology, Inc.*    175,299
  4,000   Pemstar, Inc.*.............     48,000

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2001


Number of
 Shares                                  Value
---------                               --------
          Common stocks (Continued)
  4,100   Therma-Wave, Inc.*.......... $ 61,172
  3,800   Vitesse Semiconductor
          Corp.*......................   47,234
  2,300   Zygo Corp.*.................   36,570
                                        --------
                                        912,523
                                        --------
          Entertainment--1.7%
  2,200   International Speedway
          Corp........................   86,020
  4,400   Six Flags, Inc..............   67,672
                                        --------
                                        153,692
                                        --------
          Food Wholesaling--1.0%
  2,400   Performance Food Group
          Co.*........................   84,408
                                        --------
          Forest and Paper Products--0.5%
  4,000   Buckeye Technologies,
          Inc.*.......................   46,000
                                        --------
          Health and Medical Facilities--7.0%
  6,100   Community Health Systems,
          Inc.*.......................  155,550
  1,900   LifePoint Hospitals, Inc.*..   64,676
  3,050   Province Healthcare Co.*....   94,123
  2,400   Quest Diagnostics, Inc.*....  172,104
  3,100   Universal Health Services,
          Inc., Class B...............  132,618
                                        --------
                                        619,071
                                        --------
          Health Care Products and Services--3.4%
  3,400   AdvancePCS*.................   99,790
  2,300   Patterson Dental Co.*.......   94,139
  3,400   Renal Care Group, Inc.*.....  109,140
                                        --------
                                        303,069
                                        --------

Number of
 Shares                               Value
---------                            --------
          Common stocks (Continued)
          Household and Personal Care
          Products--0.5%
  1,500   Maytag Corp............... $ 46,545
                                     --------
          Investment Management--1.5%
  1,300   Legg Mason, Inc...........   64,974
  2,100   Waddell & Reed Financial,
          Inc.......................   67,620
                                     --------
                                      132,594
                                     --------
          Manufacturing--1.8%
    800   Maverick Tube Corp.*......   10,360
  3,900   Waters Corp.*.............  151,125
                                     --------
                                      161,485
                                     --------
          Media--5.2%
  5,500   Entravision Communications
          Corp.*....................   65,725
  3,200   Gemstar-TV Guide
          International, Inc.*......   88,640
  3,500   Hispanic Broadcasting
          Corp.*....................   89,250
  2,100   Radio One, Inc.*..........   38,787
 10,000   Radio One, Inc., Class D*.  180,100
                                     --------
                                      462,502
                                     --------
          Mining--0.3%
  1,300   KEMET Corp.*..............   23,075
                                     --------
          Oil and Gas--2.2%
 11,700   Grey Wolf, Inc.*..........   34,749
  1,800   Newfield Exploration Co.*.   63,918
  2,200   Stolt Offshore SA ADR*....   19,800
  2,000   Stone Energy Corp.*.......   79,000
                                     --------
                                      197,467
                                     --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2001

Number of
 Shares                                  Value
---------                               --------
          Common stocks (Continued)
          Oil Field Services and Equipment--4.6%
  4,500   Cal Dive International, Inc.* $111,060
  1,300   Core Laboratories NV*........   18,226
  2,700   National-Oilwell, Inc.*......   55,647
  2,200   Patterson-UTI Energy, Inc.*..   51,282
  4,400   Precision Drilling Corp.*....  113,608
  3,700   Superior Energy Services,
          Inc.*........................   32,005
  1,500   Varco International, Inc.*...   22,470
                                        --------
                                         404,298
                                        --------
          Pharmaceuticals--7.0%
  3,900   Alkermes, Inc.*..............  102,804
  2,000   AmerisourceBergen Corp.......  127,100
  4,500   Celgene Corp.*...............  143,640
  1,400   Cephalon, Inc.*..............  105,819
  1,100   Enzon, Inc.*.................   61,908
  2,100   Shire Pharmaceuticals Group
          PLC ADR*.....................   76,860
                                        --------
                                         618,131
                                        --------
          Printing and Publishing--0.8%
  1,300   Lee Enterprises, Inc.........   47,281
    500   The McClatchy Co.............   23,500
                                        --------
                                          70,781
                                        --------
          Records Storage--1.1%
  2,100   Iron Mountain, Inc.*.........   91,980
                                        --------
          Retail--Apparel and Shoes--6.2%
    800   Abercrombie & Fitch Co.*.....   21,224
  3,800   American Eagle Outfitters,
          Inc.*........................   99,446
  3,200   Coach, Inc.*.................  124,736

Number of
 Shares                                Value
---------                             --------
          Common stocks (Continued)
  6,800   Foot Locker, Inc........... $106,420
  3,100   The Men's Wearhouse,
          Inc.*......................   64,015
  4,800   Too, Inc.*.................  132,000
                                      --------
                                       547,841
                                      --------
          Retail--Discount Stores--1.1%
  2,200   BJ's Wholesale Club, Inc.*.   97,020
                                      --------
          Retail--Specialty Stores--5.9%
  4,100   Barnes & Noble, Inc.*......  121,360
  2,150   Columbia Sportswear Co.*...   71,595
  1,500   Electronics Boutique
          Holdings Corp.*............   59,910
  1,700   Ethan Allen Interiors, Inc.   70,703
  1,400   Tiffany & Co...............   44,058
  3,500   Williams-Sonoma, Inc.*.....  150,150
                                      --------
                                       517,776
                                      --------
          Telecommunications--1.2%
  3,300   Powerwave Technologies,
          Inc.*......................   57,024
  1,600   Western Wireless Corp.*....   45,200
                                      --------
                                       102,224
                                      --------
          Transportation--1.9%
  1,100   Arkansas Best Corp.*.......   31,702
    900   Roadway Corp...............   33,030
    600   Swift Transportation Co.,
          Inc.*......................   12,906
    800   USFreightways Corp.........   25,120
  1,400   Werner Enterprises, Inc....   34,020
  1,300   Yellow Corp.*..............   32,630
                                      --------
                                       169,408
                                      --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2001

Number of
 Shares                              Value
---------                          ----------
          Common Stocks (Continued)
          Waste Management--1.0%
   2,900  Waste Connections, Inc.* $   89,871
                                   ----------
          Total Common Stocks
          (Cost $8,175,259).......  8,421,693
                                   ----------
          Warrants--0.0%
          Bank Holding Companies--0.0%
   3,600  Dime Bancorp, Inc. (a)*
          (Cost $1,029)...........        540
                                   ----------
          Rights--0.0%
          Financial Services--0.0%
     500  Bank United Corp.*
          (Cost $0)...............         50
                                   ----------

Number of
 Shares                                    Value
---------                                ----------
          Money Market Fund--5.8%
 127,579  ACM Institutional Reserves
          (Government Portfolio),
          1.76% (b)..................... $  127,579
 387,522  ACM Institutional Reserves
          (Prime Portfolio), 1.82% (b)..    387,522
                                         ----------
          Total Money Market Fund
          (Cost $515,101)...............    515,101
                                         ----------
          Total Investments
          (Cost $8,691,389) (c)--
          101.3%........................  8,937,384
          Liabilities in excess of other
          assets--(1.3%)................   (114,737)
                                         ----------
          Net Assets--100.0%............ $8,822,647
                                         ----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Warrant has neither a strike price nor expiration date. Warrant represents a potential distribution for a legal claim settlement.
(b)Represents annualized 7 day yield at December 31, 2001.
(c)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized appreciation was $245,995 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,046,232 and aggregate gross unrealized depreciation of $800,237.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statement of Assets and Liabilities

         December 31, 2001

        Assets:
          Investments at market value,
           (Cost $8,691,389)............................. $  8,937,384
          Receivables:
           Dividends.....................................        1,378
           Interest......................................          783
          Other assets...................................        6,241
                                                          ------------
           Total Assets..................................    8,945,786
                                                          ------------
        Liabilities:
          Payables:
           Investments purchased.........................       62,686
           Services provided by The Bank of New
            York and Administrator.......................       21,975
          Accrued expenses and other liabilities.........       38,478
                                                          ------------
           Total Liabilities.............................      123,139
                                                          ------------
        Net Assets:...................................... $  8,822,647
                                                          ------------
        Sources of Net Assets:
          Capital stock @ par............................ $        903
          Capital surplus................................    9,659,581
          Accumulated net realized loss on investments...   (1,083,832)
          Net unrealized appreciation on investments.....      245,995
                                                          ------------
        Net Assets....................................... $  8,822,647
                                                          ------------
        Institutional Shares:
          Net assets..................................... $  8,822,647
                                                          ------------
          Shares outstanding.............................      902,636
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.77
                                                          ------------
        Institutional Shares authorized @ $.001 par
         value...........................................  200,000,000

      Statement of Operations

For the year ended December 31, 2001

          Investment Income:
            Interest.................................... $    32,659
            Dividends (net of foreign withholding taxes
             of $44)....................................      27,048
                                                         -----------
             Total Income...............................      59,707
                                                         -----------
          Expenses:
            Accounting services.........................      64,928
            Advisory....................................      60,403
            Audit.......................................      32,838
            Reports to shareholders.....................      27,874
            Administration..............................      16,107
            Transfer agent..............................      15,619
            Registration and filings....................      15,546
            Directors...................................      13,782
            Custodian...................................      13,073
            Other.......................................       1,040
                                                         -----------
             Total Expenses.............................     261,210
            Fees waived by The Bank of New York
             (Note 3)...................................    (183,577)
            Earnings credit adjustment (Note 3).........        (318)
                                                         -----------
             Net Expenses...............................      77,315
                                                         -----------
             Net Investment Loss........................     (17,608)
                                                         -----------
          Realized and Unrealized Gain
           (Loss) on Investments:
            Net realized loss on investments............  (1,080,171)
            Increase in unrealized appreciation on
             investments................................     159,955
                                                         -----------
            Net realized and unrealized loss on
             investments................................    (920,216)
                                                         -----------
            Net decrease in net assets resulting from
             operations................................. $  (937,824)
                                                         -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statements of Changes in Net Assets

                                                                                             For the period
                                                                                            January 3, 2000*
                                                                             Year Ended          through
                                                                          December 31, 2001 December 31, 2000
                                                                          ----------------- -----------------
Operations:
  Net investment loss....................................................    $   (17,608)      $   (5,852)
  Net realized gain (loss) on investments................................     (1,080,171)          55,976
  Increase in unrealized appreciation on investments during the period...        159,955           86,040
                                                                             -----------       ----------
   Net increase (decrease) in net assets resulting from operations.......       (937,824)         136,164
                                                                             -----------       ----------
Distributions to Shareholders:
  Distributions from capital gains.......................................             --          (55,812)
                                                                             -----------       ----------
Capital Stock Transactions:
  Proceeds from capital stock sold.......................................      4,525,095        6,607,776
  Proceeds from shares issued on reinvestment of distributions...........             --           35,783
  Value of capital stock repurchased.....................................     (1,159,093)        (329,442)
                                                                             -----------       ----------
   Net increase in net assets resulting from capital stock transactions..      3,366,002        6,314,117
                                                                             -----------       ----------
     Increase in Net Assets..............................................      2,428,178        6,394,469
Net Assets:
  Beginning of period....................................................      6,394,469               --
                                                                             -----------       ----------
  End of year............................................................    $ 8,822,647       $6,394,469
                                                                             -----------       ----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares......................................        440,845          614,940
  Shares issued on reinvestment of distributions: Institutional Shares...             --            3,557
  Shares repurchased: Institutional Shares...............................       (127,719)         (28,987)
                                                                             -----------       ----------
   Net increase..........................................................        313,126          589,510
  Shares outstanding, beginning of period................................        589,510               --
                                                                             -----------       ----------
  Shares outstanding, end of year........................................        902,636          589,510
                                                                             -----------       ----------


* Commencement of investment operations.


See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Financial Highlights

                                                                            For the period
                                                                           January 3, 2000*
                                                            Year ended          through
                                                         December 31, 2001 December 31, 2000
                                                         ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period..................      $10.85            $10.00
                                                              ------            ------
Gain (loss) from investment operations
Net investment loss.....................................       (0.02)            (0.01)
Net realized and unrealized gain (loss) on investments..       (1.06)             0.96
                                                              ------            ------
 Total from investment operations.......................       (1.08)             0.95
                                                              ------            ------
Distributions
Distributions from capital gains........................          --             (0.10)
                                                              ------            ------
Net asset value at end of period........................      $ 9.77            $10.85
                                                              ------            ------
TOTAL RETURN:...........................................       (9.95)%            9.53%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).............      $8,823            $6,394
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York......        0.96%             0.96%***
 Expenses, prior to waiver from The Bank of New York....        3.24%             3.03%***
 Net investment loss, net of waiver from The Bank of New
   York.................................................       (0.22)%           (0.11)%***
Portfolio turnover rate.................................          47%               35%

*  Commencment of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Schedule of Investments

         December 31, 2001

Number of
 shares                            US$ Value
---------                          ----------
          Common Stocks--96.3%
          Australia--2.4%
  7,500   Amcor Ltd............... $   27,451
  5,000   Aristocrat Leisure Ltd..     16,893
  7,227   BHP Billiton Ltd........     38,845
  3,137   Brambles Industries Ltd.     16,701
  2,700   Lend Lease Corp. Ltd....     18,037
  1,000   Macquarie Bank Ltd......     19,172
  5,100   Securenet Ltd.*.........      3,577
  6,000   Woolworths Ltd..........     34,523
                                   ----------
                                      175,199
                                   ----------
          Belgium--1.3%
  2,500   Dexia...................     35,950
  1,055   Fortis..................     27,382
    750   UCB SA..................     30,365
                                   ----------
                                       93,697
                                   ----------
          Denmark--0.4%
    950   Vestas Wind Systems A/S.     25,939
                                   ----------
          Finland--3.5%
  8,300   Nokia Corp..............    214,022
  6,500   Nordea AB FDR...........     34,667
    690   Sonera Oyj..............      3,496
                                   ----------
                                      252,185
                                   ----------
          France--14.6%
    600   Altran Technologies SA..     27,112
    450   Atos Origin SA*.........     29,470
  1,500   Aventis SA..............    106,513
  1,800   Axa.....................     37,616
    850   BNP Paribas SA..........     76,062
    700   Bouygues SA.............     22,937
    612   Carrefour SA............     31,823
  1,400   Castorama Dubois
          Investissement SA.......     72,113

Number of
 shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
    750   Essilor International SA CIE
          Generale D'Optique.......... $   22,672
    300   Establissements Economiques
          du Casino Guichard-Perrachon
          SA..........................     23,146
    390   France Telecom SA...........     15,592
  2,000   Orange SA*..................     18,128
    450   Pinault-Printemps-Redoute SA     57,938
  1,300   PSA Peugeot Citroen.........     55,271
  1,300   Sodexho Alliance SA.........     55,572
  1,800   STMicroelectronics NV.......     57,778
    750   Suez SA.....................     22,705
  1,000   Thales SA...................     34,503
  2,450   Thomson Multimedia*.........     75,260
    730   TotalFinaElf SA.............    104,258
    600   Vinci SA....................     35,179
  1,200   Vivendi Universal SA........     65,711
                                       ----------
                                        1,047,359
                                       ----------
          Germany--6.1%
    110   Allianz AG..................     26,004
  1,500   BASF AG.....................     55,894
  1,400   Bayerische Motoren Werke
          (BMW) AG....................     49,301
    149   Beiersdorf AG...............     16,769
  1,100   Deutsche Bank AG............     77,669
    500   Deutsche Telekom AG.........      8,637
  1,200   E.On AG.....................     62,399
    500   Henkel KGaA.................     28,047
    300   SAP AG*.....................     39,079
  1,100   Siemens AG..................     73,310
                                       ----------
                                          437,109
                                       ----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2001

Number of
 shares                                 US$ Value
---------                               ----------
          Common Stocks (Continued)
          Hong Kong--1.2%
  2,000   Cheung Kong (Holdings) Ltd... $   20,775
  8,000   China Mobile (Hong Kong)
          Ltd.*........................     28,161
  4,100   Hutchison Whampoa Ltd........     39,565
                                        ----------
                                            88,501
                                        ----------
          Ireland--0.6%
  2,617   CRH PLC......................     46,021
                                        ----------
          Italy--4.7%
  1,000   Assicurazioni Generali SpA...     27,780
  3,500   Bulgari SpA..................     27,175
  7,000   Eni SpA......................     87,757
 35,000   Finmeccanica SpA.............     30,229
  1,000   Riunione Adriatica di Sicurta
          SpA (RAS)....................     11,780
    157   Seat--Pagine Gialle SpA......        127
  9,400   Telecom Italia Mobile SpA....     52,478
  5,000   Telecom Italia SpA...........     42,739
 14,000   UniCredito Italiano SpA......     56,219
                                        ----------
                                           336,284
                                        ----------
          Japan--21.1%
  3,000   Aeon Co. Ltd.................     67,755
  5,000   Asahi Glass Co. Ltd..........     29,567
  2,000   Canon, Inc...................     68,823
  2,000   Daiichi Pharmaceutical Co.
          Ltd..........................     38,913
  2,000   Daiwa Securities Group, Inc..     10,514
      7   East Japan Railway Co........     33,809
    400   Fanuc Ltd....................     17,030
    100   Fast Retailing Co. Ltd.......      8,897
  1,000   Fuji Photo Film Co. Ltd......     35,709
      2   Fuji Television Network, Inc.      8,073

Number of
 shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
  3,000   Fujitsu Ltd................. $   21,837
  3,000   Hitachi Ltd.................     21,975
    400   Hoya Corp...................     23,897
  1,000   Ito-Yokado Co. Ltd..........     45,170
  1,000   Kao Corp....................     20,792
 35,000   Kawasaki Steel Corp.*.......     35,518
  2,000   Kirin Beverage Corp.........     32,657
    600   Konami Corp.................     17,809
    300   Kyocera Corp................     19,571
    100   Mabuchi Motor Co. Ltd.......      8,240
  6,000   Mitsubishi Corp.............     38,959
  4,000   Mitsubishi Heavy Industries
          Ltd.........................     10,682
      2   Mizuho Holdings, Inc........      4,074
  3,000   NEC Corp....................     30,604
    200   Nintendo Co. Ltd............     35,022
  3,000   Nippon Mitsubishi Oil Corp..     11,445
 16,000   Nissan Motor Co. Ltd........     84,847
  1,000   Nitto Denko Corp............     23,119
      1   NTT Data Corp...............      3,556
     13   NTT DoCoMo, Inc.............    152,754
  2,000   Ricoh Co. Ltd...............     37,235
  2,000   Sanyo Electric Co. Ltd......      9,446
  1,000   Secom Co. Ltd...............     50,206
    500   Seven-Eleven Japan Co. Ltd..     18,236
  2,000   Sharp Corp..................     23,394
  2,000   Shin-Etsu Chemical Co. Ltd..     71,875
  1,000   Sony Corp...................     45,704
  5,000   Sumitomo Chemical Co. Ltd...     16,977
  3,000   Sumitomo Electric Industries
          Ltd.........................     20,945
  5,000   Sumitomo Mitsui Banking
          Corp........................     21,174

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2001

Number of
 shares                               US$ Value
---------                            -----------
          Common Stocks (Continued)
  1,000   Takeda Chemical Industries
          Ltd....................... $    45,246
  4,000   The Nomura Holdings,
          Inc.......................      51,274
  1,000   Tokyo Broadcasting System,
          Inc.......................      15,184
  3,000   Toshiba Corp..............      10,301
  3,000   Toyota Motor Corp.........      75,996
  1,000   Yamanouchi Pharmaceutical
          Co. Ltd...................      26,400
  1,000   Yamato Transport Co. Ltd..      18,846
                                     -----------
                                       1,520,057
                                     -----------
          Netherlands--7.0%
  1,000   Aegon NV..................      27,068
  3,193   Ahold NV*.................      92,910
    250   ASML Holding NV*..........       4,345
    588   CMG PLC...................       2,120
  3,080   ING Groep NV..............      78,543
      3   Koninklijke (Royal) KPN
          NV........................          15
  1,800   Philips Electronics NV....      53,498
  4,000   Royal Dutch Petroleum Co..     202,653
  1,300   Verenigde Nederlandse
          Uitgeversbedrijven NV.....      39,946
                                     -----------
                                         501,098
                                     -----------
          Singapore--0.3%
  2,000   DBS Group Holdings Ltd....      14,947
  6,000   Singapore
          Telecommunications Ltd....       5,719
                                     -----------
                                          20,666
                                     -----------

Number of
 shares                                  US$ Value
---------                               -----------
          Common Stocks (Continued)
          Spain--2.4%
  2,500   Endesa SA.................... $    39,111
  2,000   Industria de Diseno Textil SA
          (Inditex)*...................      38,127
  7,000   Telefonica SA................      93,678
                                        -----------
                                            170,916
                                        -----------
          Sweden--1.6%
 12,000   Ericsson AB, B Shares........      65,207
    700   Hennes & Mauritz AB
          (H&M), B Shares..............      14,481
  1,750   Securitas AB, B Shares.......      33,199
                                        -----------
                                            112,887
                                        -----------
          Switzerland--6.4%
  2,100   Credit Suisse Group..........      89,550
    620   Nestle SA, B Shares..........     132,193
  3,800   Novartis AG..................     137,325
    800   Roche Holding AG
          Genusshein...................      57,098
    900   Syngenta AG*.................      46,618
                                        -----------
                                            462,784
                                        -----------
          United Kingdom--22.7%
    900   AstraZeneca PLC..............      40,579
  6,066   BAE SYSTEMS PLC..............      27,324
  3,500   Barclays PLC.................     115,886
 25,500   BP PLC.......................     198,181
  6,000   Cable & Wireless PLC.........      28,860
  3,000   Cadbury Schweppes PLC........      19,124
    965   COLT Telecom Group
          PLC*.........................       1,601

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2001

Number of
 shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
  1,500   Compass Group PLC........... $    11,243
  6,700   Diageo PLC..................      76,546
  8,000   GlaxoSmithKline PLC.........     200,611
  4,000   HBOS PLC....................      46,340
 10,000   HSBC Holdings PLC...........     117,305
 12,000   Legal & General Group PLC...      27,594
  7,500   Lloyds TSB Group PLC........      81,429
  6,000   Misys PLC...................      28,162
  2,500   Prudential PLC..............      28,726
  3,000   Reckitt Benckiser PLC.......      43,662
  4,500   Reed International PLC......      37,069
  3,500   Reuters Group PLC...........      34,638
  5,534   Royal Bank of Scotland Group
          PLC.........................     134,665
  2,500   Telewest Communications
          PLC*........................       2,256
     88   Tesco PLC...................         319
  5,000   The Sage Group PLC..........      16,628
  5,000   Unilever PLC................      40,751

Number of
 shares                           US$ Value
---------                         ----------
          Common Stocks (Continued)
 100,000  Vodafone Group PLC..... $  261,607
   1,000  WPP Group PLC..........     11,061
                                  ----------
                                   1,632,167
                                  ----------
          Total Common Stocks
          (Cost $8,336,053)......  6,922,869
                                  ----------
          Total Investments
          (Cost $8,336,053) (a)--
          96.3 %.................  6,922,869
          Other assets less
          liabilities--3.7 %.....    263,220
                                  ----------
          Net Assets--100.0 %.... $7,186,089
                                  ----------

FDRFinnish Depositary Receipt.
*  Non-income producing security.
(a)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2001, net unrealized depreciation was $1,489,863 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $103,435 and aggregate gross unrealized depreciation of $1,593,298.

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Industry Diversification

         December 31, 2001

                                                               % of
                                                              Total
                                                 US$ Value  Net Assets
                                                 ---------  ----------
         Advertising and Marketing Services..... $   11,061     0.1%
         Aerospace and Defense..................     92,056     1.3
         Aluminum, Steel and Other Metals.......     35,518     0.5
         Automotive.............................    265,415     3.7
         Banking and Finance....................    821,658    11.4
         Beverages, Food and Tobacco............    271,763     3.8
         Building and Building Products.........     68,958     1.0
         Business Equipment and Services........    105,778     1.5
         Chemicals..............................    287,776     4.0
         Communications, Media and Entertainment    178,693     2.5
         Computer Services......................     31,590     0.4
         Computers--Software and Peripherals....     91,002     1.3
         Consumer Goods and Services............     99,132     1.4
         Containers and Packaging...............     27,451     0.4
         Diversified Operations.................     89,465     1.2
         Electronic Equipment and Components....    549,883     7.6
         Engineering............................     27,112     0.4
         Export Trading.........................     38,959     0.5
         Financial Services.....................    271,164     3.8
         Hotels and Gaming......................     16,893     0.2
         Household and Personal Care Products...     81,223     1.1
         Insurance..............................    186,568     2.6
         Machinery and Engineering..............     35,179     0.5
         Manufacturing..........................    113,559     1.6
         Mining.................................     38,845     0.5
         Oil and Gas............................    604,294     8.4
         Pharmaceuticals........................    637,804     8.9
         Publishing.............................     77,142     1.1
         Real Estate Development................     38,812     0.5
         Retail--Apparel and Shoes..............     61,505     0.9
         Retail--Department Stores..............     57,938     0.8
         Retail--Food Stores....................    313,882     4.4
         Retail--Specialty Stores...............     99,288     1.4
         Telecommunications.....................    992,694    13.8
         Transportation.........................     52,655     0.7
         Utilities--Gas and Electric............    150,154     2.1
                                                 ----------   -----
         Total Value of Investments.............  6,922,869    96.3
         Other assets less liabilities..........    263,220     3.7
                                                 ----------   -----
         Net Assets............................. $7,186,089   100.0%
                                                 ----------   -----

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statement of Assets and Liabilities

         December 31, 2001


        Assets:
          Investments at market value,
           (Cost $8,336,053)............................. $   6,922,869
          Foreign currency, at value
           (Cost $12,035)................................        12,075
          Cash...........................................       310,156
          Receivables:
           Dividends.....................................         4,341
          Other assets...................................         7,310
                                                          -------------
           Total Assets..................................     7,256,751
                                                          -------------
        Liabilities:
          Payables:
           Services provided by The Bank of New
            York and Administrator.......................        29,534
          Accrued expenses and other liabilities.........        41,128
                                                          -------------
           Total Liabilities.............................        70,662
                                                          -------------
        Net Assets:...................................... $   7,186,089
                                                          -------------
        Sources of Net Assets:
          Capital stock @ par............................ $       1,156
          Capital surplus................................     9,804,454
          Undistributed net investment loss..............          (741)
          Accumulated net realized loss on investments
           and foreign currency transactions.............    (1,205,700)
          Net unrealized depreciation on investments
           and foreign currency denominated assets
           and liabilities...............................    (1,413,080)
                                                          -------------
        Net Assets....................................... $   7,186,089
                                                          -------------
        Institutional Shares:
          Net assets..................................... $   7,186,089
                                                          -------------
          Shares outstanding.............................     1,155,912
                                                          -------------
          Net asset value, offering price and repurchase
           price per share............................... $        6.22
                                                          -------------
        Institutional Shares authorized @ $.001 par
         value...........................................   200,000,000

      Statement of Operations

For the year ended December 31, 2001

         Investment Income:
           Dividends (net of foreign withholding taxes
            of $11,648)................................... $    75,360
           Interest.......................................      25,056
                                                           -----------
            Total Income..................................     100,416
                                                           -----------
         Expenses:
           Accounting services............................      84,420
           Advisory.......................................      56,409
           Audit..........................................      32,893
           Custodian......................................      24,887
           Reports to shareholders........................      22,375
           Transfer agent.................................      15,467
           Registration and filings.......................      14,666
           Directors......................................      13,784
           Administration.................................      13,273
           Other..........................................      12,443
                                                           -----------
            Total Expenses................................     290,617
           Fees waived by The Bank of New York
            (Note 3)......................................    (209,660)
                                                           -----------
            Net Expenses..................................      80,957
                                                           -----------
            Net Investment Income.........................      19,459
                                                           -----------
         Realized and Unrealized Gain
          (Loss) on Investments:
           Net realized gain (loss) on:
            Investments...................................  (1,090,881)
            Foreign currency transactions.................       8,633
                                                           -----------
           Net realized loss on investments and foreign
            currency transactions.........................  (1,082,248)
                                                           -----------
           Increase (decrease) in unrealized depreciation
            on:
            Investments...................................    (890,484)
            Foreign currency denominated assets and
             liabilities..................................         422
                                                           -----------
           Net unrealized loss on investments and
            foreign currency denominated assets and
            liabilities during the year...................    (890,062)
                                                           -----------
           Net realized and unrealized loss on
            investments and foreign currency
            transactions during the year..................  (1,972,310)
                                                           -----------
           Net decrease in net assets resulting from
            operations.................................... $(1,952,851)
                                                           -----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statements of Changes in Net Assets

                                                                                              For the period
                                                                                             January 3, 2000*
                                                                              Year ended          through
                                                                           December 31, 2001 December 31, 2000
                                                                           ----------------- -----------------
Operations:
  Net investment income...................................................    $    19,459       $    1,205
  Net realized loss on investments and foreign currency transactions......     (1,082,248)        (159,036)
  Increase in unrealized depreciation on investments and foreign currency
   denominated assets and liabilities during the period...................       (890,062)        (523,018)
                                                                              -----------       ----------
   Net decrease in net assets resulting from operations...................     (1,952,851)        (680,849)
                                                                              -----------       ----------
Dividends to Shareholders:
  Dividends from net investment income....................................        (27,319)              --
                                                                              -----------       ----------
Capital Stock Transactions:
  Proceeds from capital stock sold........................................      4,412,694        6,105,479
  Proceeds from shares issued on reinvestment of dividends................          1,860               --
  Value of capital stock repurchased......................................       (511,380)        (161,545)
                                                                              -----------       ----------
   Net increase in net assets resulting from capital stock transactions...      3,903,174        5,943,934
                                                                              -----------       ----------
     Increase in Net Assets...............................................      1,923,004        5,263,085
Net Assets:
  Beginning of period.....................................................      5,263,085               --
                                                                              -----------       ----------
  End of year (includes undistributed net investment loss of $741 at
   December 31, 2001 and undistributed net investment loss of $1,090 at
   December 31, 2000).....................................................    $ 7,186,089       $5,263,085
                                                                              -----------       ----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares.......................................        597,268          657,213
  Shares issued on reinvestment of dividends..............................            306
  Shares repurchased: Institutional Shares................................        (81,882)         (16,993)
                                                                              -----------       ----------
   Net increase...........................................................        515,692          640,220
  Shares outstanding, beginning of period.................................        640,220               --
                                                                              -----------       ----------
  Shares outstanding, end of year.........................................      1,155,912          640,220
                                                                              -----------       ----------

* Commencement of investment operations.


See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Financial Highlights

                                                                               For the period
                                                                              January 3, 2000*
                                                               Year ended          through
                                                            December 31, 2001 December 31, 2000
                                                            ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....................      $  8.22           $ 10.00
                                                                 -------           -------
Gain (loss) from investment operations
Net investment income......................................         0.02                --
Net realized and unrealized loss on investments and foreign
  currency transactions....................................        (2.00)            (1.78)
                                                                 -------           -------
 Total from investment operations..........................        (1.98)            (1.78)
                                                                 -------           -------
Dividends
Dividends from net investment income.......................        (0.02)               --
                                                                 -------           -------
Net asset value at end of period...........................      $  6.22           $  8.22
                                                                 -------           -------
TOTAL RETURN:..............................................       (24.04)%          (17.80)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)................      $ 7,186           $ 5,263
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.........         1.22%             1.22%***
 Expenses, prior to waiver from The Bank of New York.......         4.38%             4.55%***
 Net investment income, net of waiver from the Bank of New
   York....................................................         0.29%             0.03%***
Portfolio turnover rate....................................           48%               10%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. Organization

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of sixteen separate series. The series presented in these financial statements are the BNY Hamilton Equity CRT Funds (the ''Funds''), which consists of three series: BNY Hamilton Large Cap Growth CRT Fund (''Large Cap Growth CRT Fund''), BNY Hamilton Small Cap Growth CRT Fund (''Small Cap Growth CRT Fund''), and BNY Hamilton International Equity CRT Fund (''International Equity CRT Fund'').

2. Significant Accounting Policies

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid. No options were outstanding at December 31, 2001.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  Each Fund pays dividends and capital gains distributions, if any, at least annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income is accrued daily. Discounts on securities purchased for all Funds are accreted, and premiums on securities purchased are amortized.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment advisor (the ''Advisor''). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Large Cap Growth CRT Fund....       .60%
                 Small Cap Growth CRT Fund....       .75%
                 International Equity CRT Fund      .425%

  The International Equity CRT Fund is also sub-advised by Credit Agricole Asset Management (formerly known as Indocam International Investment Services) (the ''Sub-Adviser''). The Fund accrues daily an additional fee to the Sub-Adviser, payable monthly at the rate of .425% of average daily net assets of the International Equity CRT Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the ''Administrator'') and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Large Cap Growth CRT Fund....       .20%
                 Small Cap Growth CRT Fund....       .20%
                 International Equity CRT Fund       .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian (''Custodian''). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2001 is shown on its respective Statement of Operations under the caption ''Earnings Credit Adjustment.'' For the year ended December 31, 2001, the International Equity CRT Fund did not earn any such monies.

  Since inception, The Bank of New York voluntarily agreed to assume/waive expenses for the Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                      Large Cap Growth CRT Fund....  .80%
                      Small Cap Growth CRT Fund....  .96%
                      International Equity CRT Fund 1.22%

  Management reserves the right to implement or discontinue expense limitations at any time.

4. Portfolio Securities

  For the year ended December 31, 2001, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                          Large Cap Growth
                                              CRT FUnd
                                       ----------------------
                                        Purchases    Sales
                                        ---------  ----------
                   US Gov't Securities $        -- $       --
                   All Others.........  10,153,164  2,434,470

                                         Small Cap Growth
                                             CRT Fund
                                       ---------------------
                                       Purchases    Sales
                                       ---------  ----------
                   US Gov't Securities $       -- $       --
                   All Others.........  7,247,736  3,349,925


                                       International Equity
                                             CRT Fund
                                       ---------------------
                                       Purchases    Sales
                                       ---------  ----------
                   US Gov't Securities $       -- $       --
                   All Others.........  6,940,902  2,787,795

5. Geographic Concentration

  The International Equity CRT Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The International Equity CRT Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

6. Federal Income Taxes

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2001 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                       Capital Loss
                                       Carryforward Expiration
                                       ------------ ----------
                  Large Cap Growth
                   CRT Fund...........  $1,559,162     2009
                  Small Cap Growth
                   CRT Fund...........   1,083,832     2009
                  International Equity
                   CRT Fund...........     112,955     2008
                                           864,752     2009

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Funds indicated incurred and will elect to defer net capital losses noted during 2001. The Large Cap Growth CRT Fund will defer post-October losses in the amount of $1,210,126. The International Equity CRT Fund will defer post-October capital and currency losses in the amounts of $151,210 and $741, respectively.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                                      Distributions paid from:
                                   ------------------------------
                                              Net
                                             long       Total
                                             term      taxable
                                   Ordinary capital distributions
                                    Income   gains      paid
                                   -------- ------- -------------
              Large Cap Growth
               CRT Fund........... $90,372    --       $90,372
              Small Cap Growth
               CRT Fund...........      --    --            --
              International Equity
               CRT Fund...........  27,319*   --        27,319

*  Amount is net of Foreign Taxes Credit of $11,648.
  The tax character of distributions paid during the fiscal year ended December 31, 2000 were as follows:

                                      Distributions paid from:
                                   ------------------------------
                                              Net
                                             long       Total
                                             term      taxable
                                   Ordinary capital distributions
                                    Income   gains      paid
                                   -------- ------- -------------
              Large Cap Growth
               CRT Fund........... $73,141    272      $73,413
              Small Cap Growth
               CRT Fund...........  55,812     --       55,812
              International Equity
               CRT Fund...........      --     --           --

  As of December 31, 2001 the components of accumulated deficit on a tax basis were as follows:

                               Undistributed
                              ordinary income/ Accumulated    Unrealized        Total
                                Accumulated    capital and  appreciation/    accumulated
                                  earnings     other losses (depreciation)     deficit
                              ---------------- ------------ --------------   -----------
Large Cap Growth CRT Fund....      $1,651       (2,769,288)   (2,678,310)/1/ $(5,445,947)
Small Cap Growth CRT Fund....          --       (1,083,832)      245,995      (837,837)
International Equity CRT Fund          --       (1,129,658)   (1,489,863)/2/  (2,619,521)

/1/ The differences between book-basis and tax-basis unrealized (depreciation) is attributable to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trusts.
/2/ The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable to the tax deferral of losses on wash sales.

7. Reclassification Of Capital Accounts

  At December 31, 2001, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

         Report of Ernst & Young LLP, Independent Auditors

Shareholders and Trustees
BNY Hamilton CRT Funds

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of BNY Hamilton CRT Funds (comprising, respectively, the BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund, and BNY Hamilton International Equity CRT Fund) as of December 31, 2001 and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the indicated periods. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising BNY Hamilton Funds at December 31, 2001, the results of their operations, changes in their net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 11, 2002

Directors and Officers

  The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                              Principal Occupations
 Director          Position                   During Past Five Years
 --------          --------                   ----------------------
 Edward L. Gardner Director and    Chairman of the Board, President and Chief
 Age 66            Chairman of the Executive Officer, Industrial Solvents
                   Board           Corporation, 1981 to Present; Chairman of
                                   the Board, Blue Grass Chemical Specialties
                                   Inc., 1982 to Present; Chairman of the
                                   Board, Big Brothers/Big Sisters of New
                                   York City, 1992 to Present; National Vice-
                                   Chairman, Big Brothers/Big Sisters of
                                   America, 1993 to Present; President, Big
                                   Brothers/Big Sisters of America Foundation,
                                   1994 to Present; Vice President of the
                                   Board, The Sherry Netherland Hotel, 1991
                                   to Present; Member, Points of Light
                                   Foundation, 1995 to Present; Member, The
                                   National Assembly, 1992 to Present; Mem-
                                   ber, Alvin Ailey Dance Theatre Foundation,
                                   Inc., 1989 to Present; Member, The
                                   Institute for Art and Urban Resources, Inc.
                                   1985 to 1994; Member, Mercy College,
                                   1989 to Present; Member, Westchester/
                                   Putnam Regional Board of Directors, The
                                   Bank of New York, 1982 to Present;
                                   Member, Westchester County Association,
                                   1986 to Present.
 James E. Quinn    Director        Member, Board of Directors, Tiffany & Co.,
 Age 49                            January 1995 to Present; Vice Chairman,
                                   Retail and Corporate Sales, Tiffany & Co.,
                                   1999 to Present; Executive Vice President of
                                   Sales, Tiffany & Co., March 1992 to 1999.

                                                      Principal Occupations
Director             Position                         During Past Five Years
--------             --------                         ----------------------
Karen Osar           Director          Senior Vice President and Chief Financial Officer,
Age 52                                 Westvaco Corp., 1999 to President; Vice President
                                       & Treasurer, Tenneco Inc., January 1994 to 1999;
                                       Managing Director of Corporate Finance Group,
                                       J.P. Morgan & Co., Inc.; held various other posi-
                                       tions at J.P. Morgan & Co., Inc. from 1975-1994.
Kim Kelly            Director          Executive Vice President and Chief Financial Offi-
Age 43                                 cer, Insight Communication since 1990 to Present;
                                       Chief Operating Officer, Insight Communications,
                                       January 1998 to Present; Marine Midland Bank from
                                       1982 to 1990. Senior Vice President with primary
                                       responsibility for media lending activities, Marine
                                       Midland Bank 1988. Held various other positions at
                                       marine Midland Bank from 1982 to 1988. Member
                                       of the National Cable Televisions Association Sub-
                                       committee for Telecommunications Policy and
                                       national Cable Television Association Subcommittee
                                       for Accounting. Board member of Community
                                       Antenna Television Association, Cable in the Class-
                                       room and Cable Advertising Bureau.
John R. Alchin       Advisory Director Executive Vice President and Treasurer, Comcast
Age 53                                 Corporation, 1990 to present. Managing Director of
                                       Toronto Dominion Bank prior to 1990.
William J. Tomko     Chief Executive   President, BISYS Fund Services, Inc., 1999 to
Age 42               Officer           Present.
Michael A. Grunewald President         Manager, Client Services, BISYS Fund Services,
Age 31                                 Inc., 1993 to Present.
Richard Baxt         Vice President    Senior Vice President, Client Services, BISYS Fund
Age 47                                 Services, Inc., 1997 to Present; General Manager of
                                       Investment and Insurance, First Fidelity Bank; Presi-
                                       dent, First Fidelity Brokers; President, Citicorp
                                       Investment Services.

                                                       Principal Occupations
Director           Position                            During Past Five Years
--------           --------                            ----------------------
Nimish Bhatt       Treasurer and        Vice President, Tax and Financial Services, BISYS
Age 38             Principal Accounting Fund Services, Inc., June 1996-Present; Assistant
                   Officer              Vice President, Evergreen Funds/First Union Bank,
                                        1995 to July 1996; Senior Tax Consultant, Price
                                        Waterhouse LLP, 1990 to December 1994.
Lisa M. Hurley     Secretary            Executive Vice President, Legal Services, BISYS
Age 41                                  Fund Services, Inc., 1995-Present; Attorney, private
                                        practice, 1990 to 1995.
Alaina V. Metz     Assistant Secretary  Chief Administrator, Administration Services of
Age 33                                  BISYS Fund Services, Inc., June 1995 to Present;
                                        Supervisor of Mutual Fund Legal Department, Alli-
                                        ance Capital Management, May 1989 to June 1995.
Karen Jacoppo-Wood Assistant Secretary  Counsel, Legal Services of BISYS Fund Services,
Age 35                                  Inc., 2001 to Present; Vice President and Senior
                                        Counsel of Funds Distributor Inc., 1996 to 2001.

For mailing address of Directors, please refer to the Statement of Additional Information.

Investment Advisor
The Bank of New York

Administrator And Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for CRT Shares of BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund, and BNY Hamilton International Equity CRT Fund.

               For additional prospectuses which contain more complete information, including charges and expenses, call
               1-800-426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] Hamilton Funds

INVEST WITH A TRUSTED LEADER

90 Park Avenue, 10th Floor
New York, NY 10016



                                                                 02/02 BNY-0194